INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 19, 2025 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED FEBRUARY 28, 2025, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco High Yield Bond Factor ETF (IHYF)

(the “Fund”)

At a meeting held on December 17, 2025, the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust approved a change to the Fund’s name. In connection with this change, the Fund’s ticker symbol will also change. These changes will be effective on or about February 23, 2026 (the “Effective Date”). Also, on or about the Effective Date, two additional portfolio managers will begin managing the Fund.

Therefore, on the Effective Date, the Fund’s Prospectuses and SAI will be revised as follows:

1.)	Name and Ticker Change. The Fund’s name will change to “Invesco High Yield Systematic Bond ETF,” and its ticker symbol will change to “GTOQ.” All references to the Fund’s name and ticker symbol in the Prospectuses and SAI are updated accordingly.

2.)	Portfolio Manager Additions.

i.	The following information is added to the table appearing under the “Portfolio Managers” section of the Summary Prospectus and the “Summary Information – Portfolio Managers” section of the Statutory Prospectus:

Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Matt Brill, CFA	Portfolio Manager of the Sub-Adviser	February 2026
Todd Schomberg, CFA	Portfolio Manager of the Sub-Adviser	February 2026

ii.	The following information is added to the bulleted list in the “Management of the Fund—Portfolio Managers” section of the Statutory Prospectus:

■	Matt Brill, CFA, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since February 2026 and has been associated with the Sub-Adviser and/or its affiliates since 2013.

■	Todd Schomberg, CFA, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since February 2026 and has been associated with the Sub-Adviser and/or its affiliates since 2016.

Investors should retain this supplement for future reference.

IHYF-SUMSTATSAI-SUP 121925